UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 24, 2008
(Date of earliest event reported)

FORD MOTOR CREDIT COMPANY LLC
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of organization)

1-6368	38-1612444
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Ford Motor Credit Company LLC hereby incorporates by reference Ford Motor Company’s Current Report on Form 8-K/A dated April 24, 2008 concerning first quarter 2008 preliminary financial results, which is furnished herewith as Exhibit 99.  Ford Motor Company’s Current Report on Form 8-K dated April 24, 2008 (“Ford’s Original Form 8-K”) was furnished as Exhibit 99.2 to our Current Report on Form 8-K dated April 24, 2008 (“Ford Credit's Original Form 8-K”).  Ford’s Original Form 8-K was amended to correct a typographical error in the presentation of the Financial Services sector “over/(under)” comparison in the chart on the first page, which should have reflected $(226) million and not $(26) million.  The “over/(under) ” data for the Financial Services sector were presented correctly throughout the remainder of Exhibit 99.2 to Ford Credit's Original Form 8-K.

Item 9.01. Financial Statements and Exhibits.

EXHIBITS

Designation	Description	Method of Filing

Exhibit 99	Form 8-K/A dated	Furnished with this Report
April 24, 2008 of
Ford Motor Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR CREDIT COMPANY LLC
(Registrant)

Date: April 25, 2008	By:	/s/C. M. MacGillivray
C. M. MacGillivray
Assistant Secretary

EXHIBIT INDEX

Designation	Description

Exhibit 99	Form 8-K/A dated
April 24, 2008 of
Ford Motor Company